
ROCK SOLID.
BUILDING MOMENTUM.

UnionNational

ROCK SOLID. BUILDING MOMENTUM.

Some people appreciate our rock solid foundation, built on doing business as an independent community bank since 1853. Others really enjoy the innovations we've added to our banking products and service. To all, there's no doubt that Union National is building momentum. Fueled by a team of passionate, caring and genuinely good people, we simply want to be – in a word – remarkable.

UnionNational

Investment Planning that Enhances Retirement



"It was an easy decision to choose ***UnionNational****Advisors when looking to enhance our retirement plan because of our already long and excellent relationship with Union National."*

Dave Reist, Reist Popcorn, Mount Joy


REIST HI-POP
POP CORN
REIST HI-POP
HI-POP
HI-POP

For as long as individuals and businesses have been investing, conventional wisdom has said that using an investment firm – calling upon Wall Street muscle – is the best way to achieve financial success. Truth is, we've been dispelling that myth on a daily basis.

Our **UnionNational**Advisors team of financial consultants helps individuals and businesses plan and execute sound, productive investment programs. From group retirement programs, such as 401(k) and simple I.R.As, to money management, estate planning and education funding, we provide client service unmatched by any other financial institution.

You'll find solid financial guidance that's rooted in honesty, integrity, genuine caring…and a passion for helping you or your business build a very happy nest egg.

Pictured (left to right): Dave Reist, President, Reist Popcorn; Stacy Hibshman, Assistant Vice President, Retirement Plan Services Advisor; John Murphy, Vice President, Senior Financial Consultant; Henry Reist, Vice President, Reist Popcorn

BANKING STRATEGIES THAT STRENGTHEN BUSINESSES



"Running a successful restaurant is hard work. Steve and Jennifer were invaluable when setting up our deposit relationship and Merchant Credit Card Services account. They both have gone out of their way for us since the beginning."
Lyndon Quinn, Lyndon Diner, Lancaster



Many banks use their customers to give "junior" bankers a few years of practical experience before promoting them. That high turnover rate is not only counter-productive to customers…it's just plain bad business. Our philosophy is pretty simple. We only place experienced and successful business banking managers on our team. That way, you get immediate benefits and enjoy valuable long-term relationships.

In addition to developing creative strategies for your business, we take advantage of important external funding partnerships. For example, Union National financed more loans than any other bank, under-written by the Economic Development Corporation, in Lancaster County last year.

We believe our customers will agree that, above all, our business banking relationships are grounded in honesty, integrity, genuine caring…and a passion for helping each and every business we work with become stronger.

Pictured (left to right): Crystal and Lyndon Quinn, Owners of Lyndon Diner; Jennifer Poltin, Assistant Vice President, Merchant Services Relationship Officer; Stephen Stamm, Senior Vice President, Commercial and Business Banking Group Manager

FIRSTHAND PERSPECTIVE THAT GROWS AG BUSINESS



"Dairy farming is challenging in so many ways. It has been a pleasure to have Jared from Union National as our banker. He's helped us with planning and strategizing over and above what is expected from a banker/client relationship."
Clair & Lois Beyer, Beyer Dairy Farm, Lititz



It's amazing what unique perspective a bank has when the leader of its Ag Business Department is a working farmer. At Union National, ours is a fourth-generation farmer who's still active in his family's business.

By combining proven ag financial skills (including USDA lending) with this unique perspective, we are able to help farmers and agribusinesses successfully navigate the complex issues facing this industry. Before our team puts together sound, smart financial solutions, we first get to know your business, your circumstances and your goals. That way, the solution is what YOU want, not what the bank found as an easy answer.

You can be confident knowing that, besides understanding what you're trying to accomplish, we bring honesty, integrity, genuine caring...and a passion for helping you and your ag business leave a lasting legacy.

Pictured: Jared Rottmund, Vice President, Agriculture Relationship Manager (center), with Clair and Lois Beyer, Owners of Beyer Dairy Farm

Banking products that keep up with your daily lives


UnionNational
Community Bank

"As a Union National customer, I am proud to say that even as they continue to expand they still maintain their friendly hometown bank feel. They also offer all of the services of any of the larger banks as well as their own unique products – from Cash Back Checking to mortgages to home equity loans. I am always comforted to know that their employees know me on a personal basis."

Jake Sherk, Lifelong Customer, Elizabethtown


It's always about you.
It's always about you.

We get to know our customers well for a very simple reason. So that our products and services are a reflection of what they've asked for to make their daily lives easier…and better.

We've developed innovative products unique in this area. For those time-tested products that we all still need, we make sure our team delivers them with more value and personal service. But often customers will settle into a specific way of doing business with us and, if we didn't take a proactive stance, they could miss out on ways to gain even more benefit from their Union National relationship.

Respectful and friendly tellers. Hard-working managers. And, an entire team that uses honesty, integrity, genuine caring…and a passion for serving you and your family's financial needs.

Pictured (left to right): Jake Sherk, Customer, Elizabethtown Office; Janet DeCroo, Community Office Manager, Elizabethtown


ROCK SOLID.
BUILDING MOMENTUM.

UnionNational

This presentation contains forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of operations of Union National Financial Corporation, Union National Community Bank, or the combined company. When we use words such as “believes,” “expects,” anticipates” or similar expressions, we are making forward-looking statements.

Shareholders should note that many factors, (some of which are discussed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Union National Financial Corporation’s 2004 Annual Report), could affect the future financial results of Union National Financial Corporation, Union National Community Bank, or the combined company and could cause those results to differ materially from those expressed in our forward-looking statements.

You should carefully review the risk factors described in documents the Corporation files from time to time with the Securities and Exchange Commission.

Record Earnings

UnionNational

	2004	2003	CHANGE
Net Income	$3,223,000	$3,216,000	+.2%
Earnings (Basic) Per Share	$1.28	$1.23	+4.1%
Dividends Per Share	$0.61	$0.60	+1.7%
Return on Average Assets	0.87%	0.98%	
Return on Average Realized Equity	12.62%	12.38%	

**Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.*

Earnings and Dividends Per Share



Earnings Per Share (Basic)
Dividends Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.23
$1.28
$.60
$.61
2000
2001
2002
2003
2004

Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.


Return on Average Realized Stockholders' Equity*
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
6.99%
9.21%
12.51%
12.38%
12.62%
2000
2001
2002
2003
2004

* Excludes the impact of accumulated other comprehensive income on total stockholders' equity.

Net Interest Margin*



Earnings Rate
Cost of Funds
Net Interest Margin
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
8.07%
4.49%
4.16%
7.87%
4.16%
4.20%
7.00%
3.02%
4.33%
6.16%
2.34%
4.09%
5.91%
2.14%
3.99%
2000
2001
2002**
2003**
2004

* The rates shown are on a taxable equivalent basis.

** Excludes impact of early payoff costs on FHLB Borrowings of $359,000 in 2003 and $382,000 in 2002.


Other Operating Income
(Excludes Investment Securities Gains/Losses)
Total Other Operating Income - Dollars without Investment Securities
Percentage of Total Income (Net Interest Income plus Other Operating Income)
(In Thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2000
2001
2002
2003
2004
$1,705
$2,281
$2,837
$3,719
$3,901
14.3%
17.3%
19.9%
24.7%
23.1%

Year to Year Comparison

UnionNational

	12/31/04	12/31/03	
Total Assets	$399,290,000	$351,892,000	+13.5%
Total Deposits	$265,970,000	$231,074,000	+15.1%
Total Loans	$263,001,000	$225,381,000	+16.7%
Commercial Loans	$157,555,000	$120,727,000	+30.5%


Commercial Loans Outstanding
Commercial Loan Growth for 2004 - 30.5%
163,197,623
157,554,683
170,000,000
160,000,000
150,000,000
140,000,000
130,000,000
120,000,000
110,000,000
100,000,000
90,000,000
80,000,000
1Q03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

Credit Quality Trends

UnionNational

Average Delinquency

2002	2003	2004
1.51%	1.22%	1.38%

Non Performing Loans/Total Loans

2002	2003	2004
.84%	.60%	.74%

Net Charge-Offs

2002	2003	2004
$265,000	$101,000	$101,000


UnionNationalAdvisors
ASSETS UNDER MANAGEMENT*
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$85,887,000
$123,354,000
$167,968,000
$165,176,000
4th Quarter 2002
4th Quarter 2003
4th Quarter 2004
1st Quarter 2005

*Assets include Trust, Retirement Plans and Brokerage Books of Business.

Quarterly Average Stock Price*



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Calendar year increase in stock price of 21.2%
$20.00
$24.24
$25.05
1st Qtr 2002
2nd Qtr 2002
3rd Qtr 2002
4th Qtr 2002
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003
4th Qtr 2003
1st Qtr 2004
2nd Qtr 2004
3rd Qtr 2004
4th Qtr 2004
1st Qtr 2005

* Average stock price on actual transactions traded during the quarter.

** Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.

Earnings and Dividends Per Share

Quarterly Analysis



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$ -
Quarterly Earnings Per Share (Basic)
Dividends Per Share
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003
4th Qtr 2003
1st Qtr 2004
2nd Qtr 2004
3rd Qtr 2004
4th Qtr 2004
1st Qtr 2005

Per share information is adjusted to reflect the 5% stock dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.


ROCK SOLID.
BUILDING MOMENTUM.

UnionNational

BEST PLACES to work in PA 2004


ROCK SOLID.
BUILDING MOMENTUM.

UnionNational

The Union National Story

UnionNational

- Strong, Solid Foundation
- Exciting, Dynamic Future
- Remarkably Different
- Much Better

Union National
COMMUNITY BANK

JOURNEY TO EXCELLENCE


Our Vision –
A Purple Cow
Company
Quantum
Leap 2
4/2005–Where we are
Continued Progress
QL1 - Present
Quantum
Leap 1
Where we were

UnionNational

2004

BUILDING

MOMENTUM

Commercial

&

Business Banking

2004 Commercial & Business Banking Group Results

UnionNational

New Business Closed:	Up 36% over 2003
New Deposits Generated:	Up 146% over 2003
Net Loan Growth:	Up 31% over 2003

The Commercial Banking Engine

UnionNational

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
COMMERCIAL LOANS OUTSTANDING	$82,216M	$85,597M	$98,793M	$120,727M	$157,555M
		4.1%	15.4%	22.2%	30.5%

POSITIVE MOMENTUM!

Commercial & Business Banking

WHO WE ARE

UnionNational

- Increasing our presence throughout Lancaster County.
- Becoming well known and well respected throughout the county – building a name for ourselves.
- Very strong customer retention.
- Building a talented team.
- Proactive acquisition effort.
- Agri-Finance emphasis.
- Corporate Services emphasis.
- Service & flexibility – hallmarks.

UnionNational

UnionNationalAdvisors

UnionNationalAdvisors

UnionNational

Investment Management

Trust & Estate Services

Retirement Plan Services

Personal & Commercial Insurance

Private Client Services

Brokerage Services

Business Planning Solutions

"Integrated, Tailored Solutions"

UNA Annualized Revenues

UnionNational

	2002		2003		2004
TOTAL REVENUE	$538M		$776M		$862M
		44.2%		11.1%	

REVENUE GROWTH!

UNA Assets Under Management

UnionNational

	12/31/02	12/31/03	12/31/04
Brokerage	$54,255,378	$ 63,065,458	$87,573,183
Trust	$31,631,561	$ 59,585,550	$77,374,591
Retirement Plans	-	$ 703,474	$ 3,020,023
	$85,886,939	**$123,354,482**	**$167,967,797**

43.6%

36.2%

UNA Retail Investment Program Versus FNIC/Talbot Peer Group

12/31/04

UnionNational

(50 BANKS)

	UNCB	TALBOT PEER GROUP
Deposit Size	$233mm	$308mm
Deposit Size Rank	30	-
Sales as a % of Deposits	8.89%	1.97%
Rank	#1	-
GDC per MM or Deposits	$3,051	$772
Rank	#1	-

Industry High Performance!!!

UnionNationalAdvisors

WHO WE ARE

UnionNational

- Retail Investment Services – Brokerage.
- High performing brokerage results vis a vis other bank programs.
- Trust Services.
- Newly formed Retirement Plan Services effort.
- Newly formed Private Client effort.
- Assets Under Management have been growing nicely in recent years.
- Emphasis on increasing investment management business.

UnionNational

Community Banking

COMMUNITY BANKING 2004 HIGHLIGHTS

UnionNational

- Finished 2004 with strong Consumer Loan and Deposit Generation.
- Establish a formalized Small Business Banking effort.
- Continued pro-active “CRM” focus.
- Established Market Teams and Market Management.

Community Banking

WHO WE ARE

UnionNational

- Traditional retail bank.
- Known for personalized, friendly service.
- Historic appeal to mass market and older customer segments.
- Improved technology.
- Increasing pro-activity and focus on goals.
- Brokerage high performer.
- New focus on Small Business market – start-up phase.

THE RETAIL BANKING CHALLENGE

Retail Banking
- A Challenging Game

UnionNational

- Number of Competitors
- Quality of Competition
- Consumer Indifference
- Product Commoditization
- Lack of Differentiation








BLUE BALL

The Importance of Retail Banking

UnionNational

- Funding
- Fee Income
- Cross-Selling Opportunities
- Commercial/Business Banking Synergy
- Continued Fuel for the UNA Effort
- Visibility and Image Creation


$

If we are committed to Retail Banking, then let’s do it **DIFFERENTLY** and **BETTER** than anyone else in the market!

The Quest for Differentiation

UnionNational

Price?

Service?

Product?

We'll do it by delivering a remarkably different experience.

REVOLUTIONIZING THE BANKING "EXPERIENCE"

UnionNational

Experiences are events that engage individuals in a personal way

Companies stage an experience when they engage customers in a memorable way

Staging experiences is not about entertaining customers; it's about engaging them

UnionNational

Introducing, a new Retail Banking Brand . . .



LEXUS



SCION



"Traditional Banking"

UnionNational
COMMUNITY BANK

"Experience Banking"

Our New
Retail Brand

“Experience Banking”

UnionNational

- The facility will look and feel very different – innovative & progressive.
- The atmosphere will be unlike anything currently in place in Lancaster County.
- The staff will pro-actively engage customers.
- The appeal will be broad – will especially appeal to a “youthful” customer base.

The New Retail Brand

UnionNational

- Create a "buzz" and awareness
- Destination point to generate opportunities
- Hub for Business Banking efforts
- Attract new customers
- Generate funding and fees
- Working environment
- Remarkable

The New Brand
"Experience Banking" Specifics

UnionNational

To be revealed at our newest location on Old Philadelphia Pike in Lancaster.

Stay tuned –

Strategy currently being finalized

VISION

UnionNational

"Through our Team Members, we WILL deliver the most remarkable banking experience in Lancaster County"

Where are we Going?

THE VISION

UnionNational

- Financial Metrics
- Physical Presence
- A New Retail Banking Strategy
- Culture

OUR VISION

Organizational Culture & UNCB Team Members

Pro-Active
Well-Trained
Open-Minded
Best Places to Work
Attracts & Retains Talent
"All Star Team"
Customer-Focused
High Energy
"Youthful"
Rewarding
Progressive
Passionate
Well-Respected
Empowered
Diverse
Relationship Oriented
Dynamic
Diverse
Creative
Accountable
Fast-Paced
Caring
Well-Liked
Fun
Challenging
Innovative
Teamwork
Community Minded
Household Name
Clear Expectations
Unique Banking Experience
Continuous Improvement
Well-Known

Remarkably Different

Much Better

Union National

Keys to this Culture

UnionNational

- De-emphasized hierarchy
- “Calculated” risk taking
- Emphasis on work hard/play hard
- Empowered team members
- Right people in the right roles
- Efficient and effective processes – best practices
- Accountability/reward
- Strong customer focus

"A Compelling Story"


Commercial and Business Banking
Union National Advisors
The New Union National
-Remarkably Different
-Much Better
Community Banking
Support Teams
Small Business
Traditional
"Experience"

"A Compelling Story"

UnionNational

- → For Existing Customers and Prospective Customers
- → For Team Members & Prospective Talent
- → For Our Community
- → For Shareholders

The Union National Story

UnionNational

- Strong, Solid Foundation
- Exciting, Dynamic Future
- Remarkably Different
- Much Better

Union National
COMMUNITY BANK


ROCK SOLID.
BUILDING MOMENTUM.

UnionNational

January 1 to December 31, 2004

UnionNational

	PA BANKS	UNFC
YTD Price Change (%)	5.0%	21.4%
Dividend Yield (%)	2.7%	2.75%
Price/LTM Earnings (X)	18.4	17.7
Price/Tangible Book (%)	248%	228%

Financial Highlights

UnionNational

	Three Months Ended		
	3/31/05	3/31/04	CHANGE
Income Statement			
EARNINGS	$822,000	$773,000	+6.3%
BASIC EPS*	$.33	$.30	+10.0%
Balance Sheet	As of 3/31/05	3/31/04	
TOTAL ASSETS	$412,204,000	$360,895,000	+14.2%
TOTAL LOANS	$267,649,000	$231,497,000	+15.6%
TOTAL DEPOSITS	$275,141,000	$237,770,000	+15.7%

*Per share information is adjusted to reflect the 5% stock-dividend declared by the Corporation's Board of Directors on April 21, 2005, payable on May 20, 2005, to stockholders of record on May 5, 2005.

UnionNational

www.uncb.com


ASSET GROWTH
$1 Billion?
$500?
$400
$300
$200
$100
$50
$25
$500
$400
$300
$200
$100
$0
Million
1853
1975
1982
1988
1996
2002
2005
Year
Asset Size


Lancaster County
Pennsylvania
Lebanon County
Dauphin County
Berks County
West Cocalico
Adamstown
Clay
Denver
East Cocalico
Penn
Elizabeth
Rapho
Mount Joy
Elizabethtown
Manheim
Warwick
Lititz
Ephrata
Brecknock
Terre Hill
East Earl
Caernarvo
West Donegal
Mt Joy
West Earl
Earl
Conoy
East Donegal
East Petersburg
East Hempfield
Manheim
New Holland
Upper Leacock
Marietta
West Hempfield
Mountville
Columbia
Lancaster
East Lampeter
Leacock
Salisbury
Millersville
West Lampeter
Paradise
Manor
Strasburg
Pequea
Sadsbury
Christiana
Conestoga
Susquehanna River
Providence
Eden
Bart
Quarryville
York County
Martic
East Drumore
Colerain
Chester County
Drumore
Little Britain
Fulton
Maryland
Note: The USGS County Map is rotated 45 degrees counter-clockwise.
North

Lancaster
BARNSTORMERS

Union
National
FUN PATROL